Registration No. 333-______
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   ------------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                   ------------------------------------------

                             LACROSSE FOOTWEAR, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                Wisconsin                                   39-1446816
      (State or other jurisdiction                       (I.R.S. Employer
    of incorporation or organization)                  Identification No.)

       18550 NE Riverside Parkway
            Portland, Oregon                                  97230
(Address of principal executive offices)                    (Zip Code)

           LaCrosse Footwear, Inc. 1997 Employee Stock Incentive Plan
                LaCrosse Footwear, Inc. 2001 Stock Incentive Plan
      LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan
                           (Full titles of the plans)

                Joseph P. Schneider
       President and Chief Executive Officer                   Copy to:
              LaCrosse Footwear, Inc.                        Luke E. Sims
            18550 NE Riverside Parkway                     Foley & Lardner
              Portland, Oregon 97230                  777 East Wisconsin Avenue
                  (503) 766-1010                      Milwaukee, Wisconsin 53202
(Name, address and telephone number, including area         (414) 271-2400
            code, of agent for service)

                    -----------------------------------------
                         CALCULATION OF REGISTRATION FEE
=================================================================================================================
                                                      Proposed               Proposed
       Title of                 Amount                 Maximum                Maximum
   Securities to be              to be             Offering Price       Aggregate Offering        Amount of
      Registered             Registered(1)            Per Share                Price           Registration Fee
-----------------------------------------------------------------------------------------------------------------
1997 Employee Stock Incentive Plan
-----------------------------------------------------------------------------------------------------------------
Common Stock,                   239,620               $4.20(3)            $1,006,404(3)           $81.42
$.01 par value                 shares(2)
-----------------------------------------------------------------------------------------------------------------
Common Stock,                   60,380                $2.52(5)            $152,158(5)             $12.31
$.01 par value                 shares(4)
-----------------------------------------------------------------------------------------------------------------
2001 Stock Incentive Plan
-----------------------------------------------------------------------------------------------------------------
Common Stock,                   300,000               $2.52(5)            $756,000(5)             $61.16
$.01 par value                 shares(6)
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
                                                      Proposed               Proposed
       Title of                 Amount                 Maximum                Maximum
   Securities to be              to be             Offering Price       Aggregate Offering        Amount of
      Registered             Registered(1)            Per Share                Price           Registration Fee
-----------------------------------------------------------------------------------------------------------------
2001 Non-Employee Director Stock Option Plan
-----------------------------------------------------------------------------------------------------------------
Common Stock,                   39,000                $3.00(8)            $117,000(8)             $9.47
$.01 par value                 shares(7)
-----------------------------------------------------------------------------------------------------------------
Common Stock,                   61,000                $2.52(5)            $153,720(5)             $12.44
$.01 par value                 shares(9)
-----------------------------------------------------------------------------------------------------------------
         Total                  700,000                                                           $176.80
                                shares
-----------------------------------------------------------------------------------------------------------------


(1) Pursuant to Rule 416, this Registration Statement also registers an indeterminate number of additional shares as may be offered or issued to satisfy the anti-dilution provisions of the 1997 Employee Stock Incentive Plan, 2001 Stock Incentive Plan and 2001 Non-Employee Director Stock Plan.

(2) Registration of 239,620 shares of LaCrosse Footwear, Inc. Common Stock subject to outstanding options granted pursuant to the 1997 Employee Stock Incentive Plan.

(3) Calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee based on the weighted average option exercise price with respect to outstanding options to purchase 239,620 shares granted pursuant to the 1997 Employee Stock Incentive Plan.

(4) Registration of 60,380 shares of LaCrosse Footwear, Inc. Common Stock subject to future grants under the 1997 Employee Stock Incentive Plan.

(5) Calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee based on the average of the high and low sales prices for LaCrosse Footwear, Inc. Common Stock as reported on the Nasdaq National Market on June 6, 2003.

(6) Registration of 300,000 shares of LaCrosse Footwear, Inc. Common Stock subject to future grants under the 2001 Stock Incentive Plan.

(7) Registration of 39,000 shares of LaCrosse Footwear, Inc. Common Stock subject to outstanding options granted pursuant to the 2001 Non-Employee Director Stock Plan.

(8) Calculated pursuant to Rule 457(c) and (h) under the Securities Act of 1933 solely for the purpose of calculating the registration fee based on the weighted average option exercise price with respect to outstanding options to purchase 39,000 shares granted pursuant to the 2001 Non-Employee Director Stock Plan.

(9) Registration of 61,000 shares of LaCrosse Footwear, Inc. Common Stock subject to future grants under the 2001 Non-Employee Director Stock Plan.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

     The document or documents containing the information specified in Part I are not required to be filed with the Securities and Exchange Commission (the "Commission") as part of this Form S-8 Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     The following documents filed by LaCrosse Footwear, Inc. (the "Company") with the Commission are hereby incorporated herein by reference:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     2. The Company's Quarterly Report on Form 10-Q for the quarter ended March 29, 2003, filed on May 13, 2003.

     3. The Company's Current Report on Form 8-K, dated May 12, 2003, filed on May 13, 2003.

     4. The description of the Company's Common Stock contained in Item 1 of the Company's Registration Statement on Form 8-A, dated April 6, 1994, filed with the Commission pursuant to Section 12 of the Exchange Act, and any amendments or reports filed for the purpose of updating such description.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of filing of this Registration Statement and prior to such time as the Company files a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

     The validity of the securities being offered hereby will be passed on for the Company by Foley & Lardner, Milwaukee, Wisconsin. Luke E. Sims, a partner in the firm of Foley & Lardner, is a director of the Company. As of June 12, 2003, Foley & Lardner attorneys who participated in the preparation of this Registration Statement beneficially owned 72,000 shares of the Company's Common Stock.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

     Pursuant to the Wisconsin Business Corporation Law and the Company's By-laws, directors and officers of the Company are entitled to mandatory indemnification from the Company against certain liabilities (which may include liabilities under the Securities Act of 1933) and expenses (i) to the extent such officers or directors are successful in the defense of a proceeding and
(ii) in proceedings in which the director or officer is not successful in defense thereof, unless it is determined that the director or officer breached or failed to perform his or her duties to the Company and such breach or failure constituted: (a) a willful failure to deal fairly with the Company or its shareholders in connection with a matter in which the director or officer had a material conflict of interest; (b) a violation of the criminal law, unless the director or officer had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful;
(c) a transaction from which the director or officer derived an improper personal profit; or (d) willful misconduct. It should be noted that the Wisconsin Business Corporation Law specifically states that it is the public policy of Wisconsin to require or permit indemnification in connection with a proceeding involving securities regulation, as described therein, to the extent required or permitted as described above. Additionally, under the Wisconsin Business Corporation Law, directors of the Company are not subject to personal liability to the Company, its shareholders or any person asserting rights on behalf thereof for certain breaches or failures to perform any duty resulting solely from their status as directors except in circumstances paralleling those in subparagraphs (a) through (d) outlined above.

     Expenses for the defense of any action for which indemnification may be available may be advanced by the Company under certain circumstances.

     The indemnification provided by the Wisconsin Business Corporation Law and the Company's By-laws is not exclusive of any other rights to which a director or officer may be entitled.

     The Company maintains a liability insurance policy for its directors and officers as permitted by Wisconsin law which may extend to, among other things, liability arising under the Securities Act of 1933, as amended.

Item 7.  Exemption from Registration Claimed.
         -----------------------------------

         Not Applicable.

Item 8.  Exhibits.
         --------

     The following exhibits have been filed (except where otherwise indicated) as part of this Registration Statement:


Exhibit No.                          Exhibit
----------                           -------

(4.1) LaCrosse Footwear Inc. 1997 Employee Stock Incentive Plan [Incorporated by reference to Exhibit (10.17) to LaCrosse Footwear, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-238001)]

(4.2) LaCrosse Footwear, Inc. 2001 Stock Incentive Plan [Incorporated by reference to Appendix B to LaCrosse Footwear, Inc.'s Definitive Proxy Statement on Schedule 14A for the 2002 Annual Meeting of Shareholders, filed on April 22, 2002 (File No. 0-238001)]

(4.3) LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan [Incorporated by reference to Appendix C to LaCrosse Footwear, Inc.'s Definitive Proxy Statement on Schedule 14A for the 2002 Annual Meeting of Shareholders, filed on April 22, 2002 (File No. 0-238001)]

(5)                       Opinion of Foley & Lardner

(23.1)                    Consent of McGladrey & Pullen, LLP

(23.2) Consent of Foley & Lardner (contained in Exhibit (5) hereto)

(24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement)

Item 9.  Undertakings.
         ------------

     (a)  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the Registrant pursuant to Section 13 or
Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, State of Oregon, on June 12, 2003.

                                     LACROSSE FOOTWEAR, INC.


                                     By: /s/ Joseph P. Schneider
                                        ----------------------------------------
                                         Joseph P. Schneider
                                         President and Chief Executive Officer

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below constitutes and appoints Joseph P. Schneider and David P. Carlson, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

       Signature                                     Title                             Date
       ---------                                     -----                             ----

/s/ George W. Schneider                Chairman of the Board and Director          June 12, 2003
------------------------------
George W. Schneider


/s/ Joseph P. Schneider                President, Chief Executive Officer and      June 12, 2003
------------------------------         Director (Principal Executive Officer)
Joseph P. Schneider


/s/ David P. Carlson                   Executive Vice President, Chief             June 12, 2003
------------------------------         Financial Officer and Secretary
David P. Carlson                       (Principal Financial and Accounting
                                       Officer)


       Signature                                     Title                             Date
       ---------                                     -----                             ----


/s/ Richard A. Rosenthal               Vice Chairman of the Board and Director     June 12, 2003
------------------------------
Richard A. Rosenthal


/s/ Frank J. Uhler, Jr.                Director                                    June 12, 2003
------------------------------
Frank J Uhler, Jr.


/s/ Luke E. Sims                       Director                                    June 12, 2003
------------------------------
Luke E. Sims


/s/ John D. Whitcombe                  Director                                    June 12, 2003
------------------------------
John D. Whitcombe


                                  EXHIBIT INDEX

           LACROSSE FOOTWEAR, INC. 1997 EMPLOYEE STOCK INCENTIVE PLAN
                LACROSSE FOOTWEAR, INC. 2001 STOCK INCENTIVE PLAN
      LACROSSE FOOTWEAR, INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


  Exhibit No.                       Exhibit
  ----------                        -------

    (4.1) LaCrosse Footwear, Inc. 1997 Employee Stock Incentive Plan [Incorporated by reference to Exhibit (10.17) to LaCrosse Footwear, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 0-238001)]

    (4.2) LaCrosse Footwear, Inc. 2001 Stock Incentive Plan [Incorporated by reference to Appendix B to LaCrosse Footwear, Inc.'s Definitive Proxy Statement on Schedule 14A for the 2002 Annual Meeting of Shareholders, filed on April 22, 2002
                (File No. 0-238001)]

    (4.3) LaCrosse Footwear, Inc. 2001 Non-Employee Director Stock Option Plan [Incorporated by reference to Appendix C to LaCrosse Footwear, Inc.'s Definitive Proxy Statement on Schedule 14A for the 2002 Annual Meeting of Shareholders, filed on April 22, 2002 (File No. 0-238001)]

    (5)         Opinion of Foley & Lardner

   (23.1)       Consent of McGladrey & Pullen, LLP

   (23.2)       Consent of Foley & Lardner (contained in Exhibit (5) hereto)

   (24) Power of Attorney relating to subsequent amendments (included on the signature page to this Registration Statement)



                                       E-1